                                                                   EXHIBIT 10.79

                                                                  EXECUTION COPY

                 WAIVER AND AMENDMENT NO. 3 TO CREDIT AGREEMENT

      This WAIVER AND AMENDMENT NO. 3 TO CREDIT AGREEMENT, dated as of December 27, 2001 (as amended, supplemented, amended and restated or otherwise modified from time to time, this "Amendment"), is made by and among RAILAMERICA, INC., a Delaware corporation ("Holdings"), PALM BEACH RAIL HOLDING, INC., a Delaware corporation and a wholly-owned Subsidiary of Holdings ("Intermediate Holdings"), RAILAMERICA TRANSPORTATION CORP., a Delaware corporation and a wholly-owned Subsidiary of Intermediate Holdings (the "Company"), RAILINK, LTD., a corporation organized and existing under the laws of the Province of Alberta, Canada (the "Canadian Borrower"), and FREIGHT VICTORIA LIMITED, a corporation organized and existing under the laws of Australia (the "Australian Borrower" and, together with the Company and the Canadian Borrower, the "Borrowers"), and the Lenders (as defined in the Credit Agreement referred to below).

                              W I T N E S S E T H:

      WHEREAS, Holdings, Intermediate Holdings, the Borrowers, the various financial institutions and other Persons from time to time parties thereto as lenders (collectively, the "Lenders"), Credit Suisse First Boston (as successor in interest to DLJ Capital Funding, Inc.), as Syndication Agent, Lead Arranger and Sole Book Running Manager, The Bank of Nova Scotia, as Administrative Agent, and ING (U.S.) Capital LLC and Fleet National Bank, each a Documentation Agent, have heretofore entered into a Credit Agreement, dated as of February 4, 2000 (as amended by Waiver and Amendment No. 1 to Credit Agreement dated as of August 2, 2000 and by Waiver and Amendment No. 2 to Credit Agreement dated as of December 12, 2000, the "Credit Agreement");

      WHEREAS, the Obligors have requested that the Lenders waive and/or amend certain provisions of the Credit Agreement, and the Lenders agree, subject to the conditions and on the terms set forth herein, to grant the Obligors' request;

      NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

      Unless otherwise defined herein, capitalized terms defined in the Credit Agreement shall have the same meanings when used in this Amendment. The following additional terms, as used herein, shall have the following respective meanings:

      "Acquisition Agreements" means the ParkSierra Acquisition Agreement and the StatesRail Acquisition Agreements, collectively.

      "Amendment" has the meaning set forth in the preamble hereof.

      "Amendment No. 3 Effective Date" has the meaning set forth in Article IV.

      "Australian Intercompany Notes" shall mean (i) the Promissory Notes dated as of September 17, 2001 (but with effect from February 4, 2000) bearing interest at 7.5% per annum and having a stated principal amount of AUS$101,274,069 between Freight Victoria Limited and RailAmerica Australia Pty. Ltd., between RailAmerica Australia Pty. Ltd. and RailAmerica Australia, Inc. and between RailAmerica Australia, Inc. and the Company and (ii) the Promissory Note dated as of September 17, 2001 (but with effect from February 4, 2000) bearing interest at 10% per annum and having a stated principal amount of AUS$28,655,722 between Freight Victoria Limited and RailAmerica Australia Pty. Ltd.

      "New StatesRail" means New StatesRail Holdings, Inc., a Delaware corporation.

      "ParkSierra" means ParkSierra Corp., a California corporation.

      "ParkSierra Acquisition" means the acquisition by merger by ParkSierra Acquisition Corp., a California corporation and a wholly-owned direct subsidiary of Holdings, of 100% of the outstanding Capital Stock of ParkSierra pursuant to the ParkSierra Acquisition Agreement, for aggregate consideration not exceeding $48,000,000 plus the amount of any adjustments to the purchase price based on ParkSierra's working capital effected in accordance with the ParkSierra Acquisition Agreement.

      "ParkSierra Acquisition Agreement" means the Amended and Restated Agreement and Plan of Merger dated as November 26, 2001 among Holdings, ParkSierra and ParkSierra Acquisition Corp., as in effect on the Amendment No. 3 Effective Date.

      "Permitted Private Placement" means the issuance of up to $60,000,000 of Holdings Common Stock (valued at approximately $12.50 per share) pursuant to the Subscription Agreements between Holdings and the various subscribers party thereto.

      "StatesRail" means StatesRail, Inc., a Delaware corporation.

      "StatesRail Acquisition Agreements" means the StatesRail Merger Agreement, the StatesRail Stock Purchase Agreement and the StatesRail Letter Agreement, collectively.

      "StatesRail Acquisitions" means the StatesRail Merger and the StatesRail Stock Purchase, collectively.

      "StatesRail Extension Letter" means the Extension Letter Agreement dated as of November 9, 2001 between Holdings and Kauri, Inc., a Delaware corporation and a stockholder of StatesRail and a member of StatesRail L.L.C., a Delaware limited liability company, as in effect on the Amendment No. 3 Effective Date.

      "StatesRail Letter Agreement" means the Letter Agreement dated as of October 12, 2001 among Holdings, StatesRail Acquisition Corp., West Texas and Lubbock Railroad Company, Inc., StatesRail, New StatesRail, StatesRail L.L.C., the stockholders of New StatesRail and the members of StatesRail L.L.C., as in effect on the Amendment No. 3 Effective Date.


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
      "StatesRail Merger" means the acquisition by StatesRail Acquisition Corp., a Delaware corporation and a wholly-owned direct subsidiary of Holdings, of 100% of the outstanding Capital Stock of StatesRail for aggregate consideration not exceeding $51,186,000.

      "StatesRail Merger Agreement" means the Merger Agreement dated as of October 12, 2001 among Holdings, StatesRail Acquisition Corp., StatesRail and all of the stockholders of StatesRail, as amended by the StatesRail Extension Letter Agreement and the StatesRail Second Extension Letter and as otherwise in effect on the Amendment No. 3 Effective Date.

      "StatesRail Second Extension Letter" means the Second Extension Letter Agreement dated as of November 16, 2001 between Holdings and Kauri, Inc., as in effect on the Amendment No. 3 Effective Date.

      "StatesRail Stock Purchase" means the acquisition by West Texas and Lubbock Railroad Company, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company, or another wholly-owned subsidiary of the Company of 100% of the outstanding Capital Stock of New StatesRail for aggregate consideration not exceeding $38,814,000.

      "StatesRail Stock Purchase Agreement" means the Stock Purchase Agreement dated as of October 12, 2001 among Holdings, West Texas and Lubbock Railroad Company, Inc., New StatesRail, StatesRail L.L.C. and the members of StatesRail L.L.C., as amended by the StatesRail Extension Letter Agreement and the StatesRail Second Extension Letter and as otherwise in effect on the Amendment No. 3 Effective Date.

                                   ARTICLE II
              WAIVER OF CERTAIN PROVISIONS OF THE CREDIT AGREEMENT

      SUBPART 2.1. Waiver of Certain Provisions of Section 3.1.1(h). Effective on (and subject to the occurrence of) the Amendment No. 3 Effective Date, and in reliance upon the representations and warranties made herein, the provisions of
Section 3.1.1(h) of the Credit Agreement requiring the Company to prepay Term Loans in an amount equal to 50% of the Net Equity Proceeds of the Permitted Private Placement, are hereby waived to the extent (but only to the extent) that on or prior to January 31, 2002, such Net Equity Proceeds, together with all Net Equity Proceeds of the Permitted Private Placement not otherwise required to be used to prepay Term Loans in accordance with Section 3.1.1(h) of the Credit Agreement, are used (i) to finance, in the aggregate, not less than $18,800,000 of the purchase price for the ParkSierra Acquisition and not less than $31,200,000 of the purchase price for the StatesRail Acquisitions or (ii) to the extent (but only to the extent), the aggregate amount of all Net Equity Proceeds of the Permitted Private Placement exceed $50,000,000, to fund working capital of the Company and the Restricted Subsidiaries. It is understood and agreed that if the ParkSierra Acquisition and the StatesRail Acquisitions, or any of them, shall not have been consummated on or prior to January 31, 2002, all Net Equity Proceeds of the Permitted Private Placement which have not theretofor been used to finance all or a portion of the purchase price of such transactions and which, in the absence of the waiver contained in the first sentence of this Subpart 2.1, would be required to be used to prepay Term Loans in accordance with Section 3.1.1(h) of the Credit Agreement shall be used on January 31, 2002 to prepay Term Loans in accordance with Section 3.1.1(h) of the Credit Agreement.


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
      SUBPART 2.2. Waiver of Certain Provisions of Section 7.1.10. Effective on (and subject to the occurrence of) the Amendment No. 3 Effective Date, and in reliance upon the representations and warranties made herein, the provisions of
Section 7.1.10 of the Credit Agreement requiring Net Equity Proceeds to be used by Holdings either to redeem or repay Intermediate Holdings Asset Bridge Notes or to make a capital contribution to the common equity of the Company are hereby waived to the extent (but only to the extent) that on or prior to January 31, 2002, such Net Equity Proceeds are used (i) to finance, in the aggregate, not less than $18,800,000 of the purchase price for the ParkSierra Acquisition and not less than $31,200,000 of the purchase price for the StatesRail Acquisitions or (ii) to the extent (but only to the extent), the aggregate amount of all Net Equity Proceeds of the Permitted Private Placement exceed $50,000,000, to fund working capital of the Company and the Restricted Subsidiaries. It is understood and agreed that if the ParkSierra Acquisition and the StatesRail Acquisitions, or any of them, shall not have been consummated on or prior to January 31, 2002, all Net Equity Proceeds of the Permitted Private Placement which have not theretofor been used to finance all or a portion of the purchase price of such transactions and which, in the absence of the waiver contained in the first sentence of this Subpart 2.2, would be required to be used to redeem or repay Intermediate Holdings Asset Bridge Notes or contributed to the common equity of the Company shall be used on January 31, 2002 to redeem or repay Intermediate Holdings Asset Bridge Notes or contributed to the common equity of the Company in accordance with Section 7.1.10 of the Credit Agreement.

      SUBPART 2.3. Waiver of Certain Provisions of Section 7.2.12(b). Effective on (and subject to the occurrence of) the Amendment No. 3 Effective Date, and in reliance on the representations and warranties made herein, the provisions of
Section 7.2.12(b) of the Credit Agreement prohibiting amendments, supplements, waivers or other modifications of the Transaction Documents are hereby waived to the extent (but only to the extent) necessary to permit the Company and/or one or more of its Restricted Subsidiaries to amend and restate the Australian Intercompany Notes to read in full as set forth in Exhibits I through IV hereto.

                                  ARTICLE III
                         AMENDMENTS TO CREDIT AGREEMENT

      Subject to the conditions and on the terms set forth herein, and in reliance on the representations and warranties of the Obligors contained herein, the Credit Agreement is hereby amended, as of the Amendment No. 3 Effective Date (or such later date as may be specified in this Article III with respect to particular amendments), in accordance with this Article III.

      SUBPART 3.1. Amendments to Certain Definitions Set Forth in Section 1.1.

      (a) The definitions of "Agreement", "Amendment No. 1", "Commitment", "Commitment Amount", "Commitment Termination Date", "Note", "Percentage", "Stated Maturity Date", "Term Loans" and "Tranche" set forth in Section 1.1 of the Credit Agreement are hereby amended and restated to read in full as follows:

                  "Agreement" means this Credit Agreement, as originally in
            effect on the Effective Date, as amended by Amendment No. 1, Amendment No. 2 and


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
            Amendment No. 3 and as further amended, supplemented, amended and restated or otherwise modified from time to time.

                  "Amendment No. 1" means that certain Waiver and Amendment No.
            1 to Credit Agreement, dated as of August 2, 2000, among the Borrowers and the Agents and consented to by the Lenders that provided their consent thereto to the Administrative Agent.

                  "Commitment" means, as the context may require, (i) a Lender's
            Term A Loan Commitment, Term B Loan Commitment, Term C Loan Commitment, Revolving Loan Commitment or Letter of Credit Commitment or (ii) the Swing Line Lender's Swing Line Loan Commitment.

                  "Commitment Amount" means, as the context may require, the
            Term A Loan Commitment Amount, the Term B Loan Commitment Amount, the Term C Loan Commitment Amount, the U.S. Revolving Loan Commitment Amount, the Canadian Revolving Loan Commitment Amount, the Australian Revolving Loan Commitment Amount, the Letter of Credit Commitment Amount or the Swing Line Loan Commitment Amount.

                  "Commitment Termination Date" means, as the context may
            require, the Term A Loan Commitment Termination Date, the Term B Loan Commitment Termination Date, the Term C Loan Commitment Termination Date or the Revolving Loan Commitment Termination Date.

                  "Note" means, as the context may require, a Revolving Note, a
            Term A Note, a Term B Note, a Term C Note, a Swingline Note or an Acceptance Note.

                  "Percentage" means, as the context may require, any Lender's
            U.S. Revolving Loan Percentage, Canadian Revolving Loan Percentage, Australian Revolving Loan Percentage, Term A Percentage, Term B Percentage or Term C Percentage.

                  "Stated Maturity Date" means

            (a) with respect to all Term A Loans, December 31, 2005;

            (b) with respect to all Term B Loans, December 31, 2006;

            (c) with respect to all Term C Loans, December 31, 2006; and

            (d) with respect to all Revolving Loans and Swing Line Loans, December 31, 2005.

                  "Term Loans" means, collectively, the Term A Loans, the Term B
            Loans and the Term C Loans.

                  "Tranche" means, as the context may require, the Loans
            constituting Term A Loans, Term B Loans, Term C Loans, Revolving Loans or Swing Line Loans.

      (b) Clause (a) of the definition of "Applicable Margin" set forth in
Section 1.1 of the Credit Agreement is hereby amended by inserting the phrase "or Term C Loan" immediately after the phrase "Term B Loan" contained therein.

      SUBPART 3.2. Addition of Certain Definitions to Section 1.1. Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions in such Section in the appropriate alphabetical sequence:

                  "Amendment No. 3" means that certain Waiver and Amendment No.
            3 to Credit Agreement, dated as of December 27, 2001, among Holdings, Intermediate Holdings, the Borrowers and the Lenders.

                  "Amendment No. 3 Effective Date" means the date on which
            Amendment No. 3 became effective in accordance with its terms.

                  "New StatesRail" means New StatesRail Holdings, Inc., a
            Delaware corporation.

                  "ParkSierra" means ParkSierra Corp., a California corporation.

                  "ParkSierra Acquisition" means the acquisition by merger by
            ParkSierra Acquisition Corp., a California corporation and a wholly-owned direct subsidiary of Holdings, of 100% of the outstanding Capital Stock of ParkSierra pursuant to the ParkSierra Acquisition Agreement, for aggregate consideration not exceeding $48,000,000 plus the amount of any adjustments to the purchase price based on ParkSierra's working capital effected in accordance with the ParkSierra Acquisition Agreement.

                  "ParkSierra Acquisition Agreement" means the Amended and
            Restated Agreement and Plan of Merger dated as November 26, 2001 among Holdings, ParkSierra and ParkSierra Acquisition Corp., as in effect on the Amendment No. 3 Effective Date.

                  "Permitted Private Placement" means the issuance of up to
            $60,000,000 of Holdings Common Stock (valued at approximately $12.50 per share) pursuant to the Subscription Agreements between Holdings and the various subscribers party thereto.

                  "StatesRail" means StatesRail, Inc., a Delaware corporation.

                  "StatesRail Acquisition Agreements" means the StatesRail
            Merger Agreement, the StatesRail Stock Purchase Agreement and the StatesRail Letter Agreement, collectively.

                  "StatesRail Acquisitions" means the StatesRail Merger and the
            StatesRail Stock Purchase, collectively.

                  "StatesRail Extension Letter" means the Extension Letter
            Agreement dated as of November 9, 2001 between Holdings and Kauri, Inc., a Delaware corporation and a stockholder of StatesRail and a member of StatesRail L.L.C., a Delaware limited liability company, as in effect on the Amendment No. 3 Effective Date.

                  "StatesRail Letter Agreement" means the Letter Agreement dated as of October 12, 2001 among Holdings, StatesRail Acquisition Corp., West Texas and Lubbock Railroad Company, Inc., StatesRail, New StatesRail, StatesRail L.L.C., the stockholders of New StatesRail and the members of StatesRail L.L.C., as in effect on the Amendment No. 3 Effective Date.

                  "StatesRail Merger" means the acquisition by StatesRail
            Acquisition Corp., a Delaware corporation and a wholly-owned direct subsidiary of Holdings, of 100% of the outstanding Capital Stock of StatesRail for aggregate consideration not exceeding $51,186,000.

                  "StatesRail Merger Agreement" means the Merger Agreement dated as of October 12, 2001 among Holdings, StatesRail Acquisition Corp., StatesRail and all of the stockholders of StatesRail, as amended by the StatesRail Extension Letter Agreement and the StatesRail Second Extension Letter and as otherwise in effect on the Amendment No. 3 Effective Date.

                  "StatesRail Second Extension Letter" means the Second
            Extension Letter Agreement dated as of November 16, 2001 between Holdings and Kauri, Inc., as in effect on the Amendment No. 3 Effective Date.

                  "StatesRail Stock Purchase" means the acquisition by West
            Texas and Lubbock Railroad Company, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company, or another wholly-owned subsidiary of the Company of 100% of the outstanding Capital Stock of New StatesRail for aggregate consideration not exceeding $38,814,000.

                  "StatesRail Stock Purchase Agreement" means the Stock Purchase
            Agreement dated as of October 12, 2001 among Holdings, West Texas and Lubbock Railroad Company, Inc., New StatesRail, StatesRail L.L.C. and the members of StatesRail L.L.C., as amended by the StatesRail Extension Letter Agreement and the StatesRail Second Extension Letter and as otherwise in effect on the Amendment No. 3 Effective Date.

                  "Term C Loan" is defined in clause (c) of Section 2.1.3.


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
                  "Term C Loan Commitment" means, relative to any Lender, such
            Lender's obligation (if any) to make Term C Loans pursuant to clause
            (c) of Section 2.1.3.

                  "Term C Loan Commitment Amount" means, on any date,
            $50,000,000.

                  "Term C Loan Commitment Termination Date" means the earliest of:

                  (a) January 31, 2002 (if the Term C Loans have not been made on or prior to such date);

                  (b) the date on which the Term C Loans are made in accordance with clause (c) of Section 2.1.3 (immediately after the making of the Term C Loans on such date); and

                  (c) the date on which any Commitment Termination Event occurs.

            Upon the occurrence of any event described in clauses (b) or (c), the Term C Loan Commitments shall terminate automatically and without any further action.

                  "Term C Note" means a promissory note of the Company payable to any Lender, in the form of Exhibit A-6 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Company to such Lender resulting from outstanding Term C Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

                  "Term C Percentage" means, relative to any Lender, the
            applicable percentage relating to Term C Loans set forth opposite its name on Schedule I to Amendment No. 3 under the Term C Loan Commitment column or set forth in a Lender Assignment Agreement under the Term C Loan Commitment column, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreements executed by such Lender and its Assignee Lender and delivered pursuant to Section 11.11.1. A Lender shall not have any Term C Loan Commitment if its percentage under the Term C Loan Commitment column is zero or is blank.

      SUBPART 3.3. Amendment to Section 2.1.3. Section 2.1.3 of the Credit Agreement is hereby amended by (a) replacing the phrase "or a Term B Loan Commitment" contained therein with the phrase ", a Term B Loan Commitment or a Term C Loan Commitment", (b) by replacing the period (".") at the end of clause
(b) thereof with a semi-colon (";") followed by the word "and" and (c) by inserting the following as a new clause (c):

                  (c) make loans (relative to such Lender, its "Term C Loans")
            to the Company equal to such Lender's Term C Loan Percentage of the aggregate amount of the Borrowing of Term C Loans requested by the Company to be made on such day.


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
      SUBPART 3.4. Amendment to Section 2.1.4(d). Clause (d) of Section 2.1.4 of the Credit Agreement is hereby amended by replacing the phrase "or all Term B Loans" set forth therein with the phrase ", all Term B Loans or all Term C Loans" and by inserting the following as new clauses (iii) and (iv):

            (iii) of all Lenders made on the date of funding of the Term C Loans would exceed the Term C Loan Commitment Amount; or

            (iv) of any such Lender with a Term C Loan Commitment made on the date of funding of the Term C Loans would exceed such Lender's Percentage of the Term C Loan Commitment Amount; or

      SUBPART 3.5. Amendment to Section 2.7(c). Section 2.7(c) of the Credit Agreement is hereby amended by inserting the phrase ", a Term C Note" immediately after the phrase "a Term B Note" in the first sentence thereof.

      SUBPART 3.6. Amendments to Section 3.1.1.

            (a) Clause (A) of Section 3.1.1(a)(i) of the Credit Agreement is hereby amended by replacing each occurrence of the phrase "Term A Loans and Term B Loans" with the phrase "Term A Loans, Term B Loans and Term C Loans" and by replacing the phrase "Term A Loans or Term B Loans" with the phrase "Term A Loans, Term B Loans or Term C Loans".

            (b) Section 3.1.1 of the Credit Agreement is hereby amended by inserting the following as new clauses (k) and (l):

                  (k) On the Stated Maturity Date and on each Quarterly Payment
            Date occurring during any period set forth below, the Company shall make a scheduled repayment of the aggregate outstanding principal amount, if any, of all Term C Loans in an amount equal to the amount set forth below opposite the Stated Maturity Date or such Quarterly Payment Date, as applicable:

                                                    Amount of Required
                   Period                           Principal Repayment
                   ------                           -------------------
            Amendment No 3 Effective Date through
            (and including) 12/31/2006              $ 125,000
                                                    $ 47,375,000 or the then
            Stated Maturity Date for                outstanding principal amount
            Term C Loans                            of all Term C Loans, if
                                                    different.

                  (l) On January 31, 2002, the Company shall prepay the Term C
            Loans, and such Term C Loans shall mature and become due and payable in an aggregate principal amount (together with accrued and unpaid interest thereon) equal to (i) in the event the ParkSierra Acquisition shall not have been consummated on or prior to such date, the sum of (A) $4,200,000 plus (B) the aggregate amount of proceeds of the Term C Loans which were permitted to be used to finance all or a portion of the StatesRail Acquisitions in accordance with Section 7.1.7(a)(ii) hereof and which have not been so used on or prior to such date, (ii) in the event the StatesRail Acquisitions shall not have been consummated on or prior to such date, the sum of (A) $38,800,000 plus (B) the aggregate amount of proceeds of the Term C Loans which were permitted to be used to finance all or a portion of the ParkSierra Acquisition in accordance with Section 7.1.7(a)(ii) hereof and which have not been so used on or prior to such date or (iii) in the event neither the StatesRail Acquisitions nor the ParkSierra Acquisition shall have been consummated on or prior to such date, the aggregate principal amount of the Term C Loans then outstanding.

      SUBPART 3.7. Amendment to Section 3.1.2(b). Section 3.1.2(b) of the Credit Agreement is hereby amended by (a) replacing the phrase "Term A Loans and Term B Loans" with the phrase "Term A Loans, Term B Loans and Term C Loans", (b) replacing the phrase "Term A Loans and the Term B Loans" with the phrase "Term A Loans, the Term B Loans and the Term C Loans", (c) replacing the phrase "Term A Loans or Term B Loans" with the phrase "Term A Loans, Term B Loans or Term C Loans", (d) replacing each occurrence of the phrase "outstanding Term A Loans" with the phrase "outstanding Term A Loans and Term C Loans" and (e) by inserting the following immediately after the first occurrence of the amended phrase "Term A Loans and Term C Loans":

                  (with the amount of such prepayment of the Term A Loans and the Term C Loans being applied to the remaining Term A Loans or Term C Loans, as the case may be, amortization payments, pro rata in accordance with the amount of each such remaining Term Loan amortization payments)

            SUBPART 3.8. Amendments to Section 7.1.7(a).

                  (a) Clause (i) of Section 7.1.7(a) is hereby amended by
            replacing the phrase "Term Loans" with the phrase "Term A Loans and Term B Loans".

                  (b) Section 7.1.7(a) is hereby further amended by renumbering clauses (ii), (iii) and (iv) thereof as clauses (iii), (iv) and (v) and by inserting the following as a new clause (ii):

                  (ii) in the case of the Term C Loans, (A) to finance a portion of the consummation of the ParkSierra Acquisition in an amount not greater than $4,200,000 plus the aggregate amount of any purchase price adjustments effected in accordance with the ParkSierra Acquisition Agreement; provided that at least $18,800,000 of the purchase price for the ParkSierra Acquisition shall have been paid in cash from Net Equity Proceeds of the Permitted Private Placement and at least $25,000,000 of such purchase price shall have been paid in Holdings Common Stock; (B) to finance a portion of the consummation of the StatesRail Acquisitions in an amount not greater than $38,800,000; provided that at least $31,200,000 of the purchase price for the StatesRail Acquisitions shall have been paid in cash from Net Equity Proceeds of the Permitted Private Placement and at least $20,000,000 of such purchase price shall have been paid in Holdings Common Stock; (C) to prepay Revolving Loans and Swingline Loans; (D) to pay fees and expenses incurred in connection with the ParkSierra Acquisition and/or the StatesRail Acquisitions; provided that the aggregate amount of such fees and expenses shall not exceed $2,500,000; and (E) for general corporate purposes of the Company and its Subsidiaries;

      SUBPART 3.9. Amendment to Section 7.2.1.

            (a) Section 7.2.1(b) Credit Agreement is hereby amended by renumbering clause (iii) thereof as clause (iv), inserting a comma (",") immediately before the word "and" at the end of clause (ii) thereof and inserting the following as a new clause (iii):

            (iii) acquiring each of ParkSierra and StatesRail pursuant to the Acquisition Agreements; provided that immediately following each such acquisition, 100% of the acquired assets and/or Capital Stock of ParkSierra and/or StatesRail, as the case may be, shall be contributed by Holdings to the capital of Intermediate Holdings

            (b) Section 7.2.1(c) of the Credit Agreement is hereby amended by renumbering clause (iii) thereof as clause (iv), inserting a comma (",") immediately before the word "and" at the end of clause (ii) thereof and inserting the following as a new clause (iii):

            (iii) its acquisition of each of ParkSierra and StatesRail pursuant to the capital contribution referred to in Section 7.2.1(b)(iii) above; provided that immediately following each such acquisition, 100% of the acquired assets and/or Capital Stock of ParkSierra and/or StatesRail, as the case may be, shall be contributed by Intermediate Holdings to the capital of the Company

      SUBPART 3.10. Amendment to Section 7.2.5. Section 7.2.5(g) of the Credit Agreement is hereby amended by inserting at the beginning thereof the phrase "the ParkSierra Acquisition, the StatesRail Acquisition (in each case effected pursuant to the relevant Acquisition Agreement(s), without giving effect to any material amendments, supplements, modifications or waivers thereof entered into after the Amendment Effective Date without the prior written consent of the Required Lenders) and other".

      SUBPART 3.11. Amendment to Section 7.2.6. Clause (b) of Section 7.2.6 of the Credit Agreement is hereby amended by renumbering subclause (viii) as subclause (ix) and by inserting the following immediately before the word "and" at the end of subclause (vi) thereof:

            , (viii) so long as no Specified Default has occurred and is continuing or would be created thereby, up to $11,186,000 of the proceeds of the Term C Loans to pay a portion of the purchase price for the ParkSierra Acquisition and/or the StatesRail Acquisition, provided that such amount is so used within 30 days following the date of such Restricted Payment

      SUBPART 3.12. Amendment to Section 7.2.7.

            (a) Upon the first to occur of the ParkSierra Acquisition and the StatesRail Acquisitions (but in any event not prior to the Amendment No. 3 Effective Date), Section 7.2.7(a) of the Credit Agreement shall be automatically amended by deleting the table contained therein and (i) if the ParkSierra Acquisition is the first to occur, by inserting in its place the following:

                                                     Capital
                  Period                        Expenditure Amount
             ------------------                 ------------------
             1/1/01 to 12/31/01                    $54,500,000
             1/1/02 to 12/31/02                    $57,000,000
             1/1/03 to 12/31/03                    $58,000,000
             1/1/04 to 12/31/04                    $59,000,000
             1/1/05 to 12/31/05                    $60,000,000
             1/1/06 to 12/31/06                    $61,000,000

      or (ii) if the StatesRail Acquisitions are the first to occur, by inserting in its place the following:

                                                     Capital
                  Period                        Expenditure Amount
             ------------------                 ------------------
             1/1/01 to 12/31/01                    $54,500,000
             1/1/02 to 12/31/02                    $61,000,000
             1/1/03 to 12/31/03                    $62,000,000
             1/1/04 to 12/31/04                    $63,000,000
             1/1/05 to 12/31/05                    $64,000,000
             1/1/06 to 12/31/06                    $65,000,000

            (b) Thereafter, upon (but not before) consummation of the other Acquisition, Section 7.2.7(a) of the Credit Agreement shall be further amended by deleting the table contained therein and inserting in its place the following:

                                                     Capital
                  Period                        Expenditure Amount
             ------------------                 ------------------
             1/1/01 to 12/31/01                    $54,500,000
             1/1/02 to 12/31/02                    $65,000,000
             1/1/03 to 12/31/03                    $66,000,000
             1/1/04 to 12/31/04                    $67,000,000
             1/1/05 to 12/31/05                    $68,000,000
             1/1/06 to 12/31/06                    $69,000,000

      SUBPART 3.13. Amendment to Schedule I. To correct the misplacement of such item on Schedule I to the Credit Agreement, the intercompany promissory note originally referred to as part of Item 7.2.2(b) of such Schedule I shall be redesignated as part of Item 7.2.2(c), such that Item 7.2.2(c) shall read in full as follows:

            ITEM 7.2.2(c) Indebtedness as of the Effective Date: Promissory Note dated as of February 4, 2000 having a stated principal amount of US $100,860,386.69 between Freight Victoria Limited and RailAmerica Transportation Corp.

      SUBPART 3.14. Amendment to Exhibits to Credit Agreement. The Credit Agreement is hereby amended by inserting Exhibit A-6 to this Amendment as a new Exhibit A-6 to the Credit Agreement.

                                   ARTICLE IV
                              CONDITIONS PRECEDENT

      This Amendment (and the amendments, modifications and waivers contained herein) shall become effective on the date (the "Amendment No. 3 Effective Date") when each of the conditions set forth in this Article IV shall have been satisfied.

      SUBPART 4.1. Counterparts and Lender Consents. The Agents shall have received counterparts hereof executed on behalf of the Obligors, and the Administrative Agent shall have confirmed to the Obligors and the Syndication Agent that it has received (i) from the Required Lenders their respective consents hereto and (ii) from one or more new or existing Lenders their respective agreements to provide, in the aggregate, Term C Loan Commitments in an amount at least equal to the Term C Loan Commitment Amount.

      SUBPART 4.2. New Facility Fee. The Administrative Agent shall have received, for the account of each Lender with a Term C Loan Commitment, a facility fee in an amount equal to 0.125% of the product of such Lender's Percentage of the Term C Loan Commitment Amount multiplied by the Term C Loan Commitment Amount.

      SUBPART 4.3. Consent Fee. The Administrative Agent shall have received, for the account of each Lender that delivers an executed signature page to this Amendment to the Syndication Agent prior to 5:00 p.m., New York City time, December 27, 2001, a consent fee in an amount equal to 0.125% of the sum of (i) the outstanding principal amount of Term Loans owing to such Lender plus (ii) such Lender's Percentage of the Commitment to make Revolving Loans multiplied by the Revolving Loan Commitment Amount on such date.

      SUBPART 4.4. Financing Statements, Etc.. The Agents shall have received appropriate financing statements and continuation statements (Form UCC-1, Form UCC-3 or such other financing statements, continuation statements or similar notices as shall be required by local law) fully authenticated and authorized for filing under the Uniform Commercial Code (including Revised Article 9 thereof) or other applicable local law of each jurisdiction in which the filing of a financing statement or continuation statement or giving of notice or other similar action may be required, or reasonably requested by the Agents, to perfect or maintain the perfection of the security interests intended to be created by the Loan Documents.

      SUBPART 4.5. Acquisition Agreements. The Agents shall have received (with copies for each Lender that shall have requested in writing copies thereof) copies of fully executed versions of the Acquisition Agreements, all subscription agreements relating to the Permitted Private Placement and all other agreements, documents, instruments, certificates, filings, consents, approvals, board of directors resolutions and opinions furnished pursuant to or in connection with the ParkSierra Acquisition, the StatesRail Acquisition and/or the Permitted Private Placement, in each case certified to be true and complete copies thereof by an Authorized Officer of Holdings, Intermediate Holdings and the Company. Each such agreement or other document shall be in full force and effect and there shall not have been any forbearance to exercise any material rights with respect to any of the terms or provisions relating to the conditions to the consummation of the ParkSierra Acquisition, the StatesRail Acquisition and/or the Permitted Private Placement set forth in the Acquisition Agreements and/or such subscription agreements and related agreements and other documents unless agreed to by the Required Lenders.

      SUBPART 4.6. Permitted Private Placement. The Permitted Private Placement shall have been consummated in accordance with the subscription agreements related thereto delivered to the Administrative Agent in accordance with Subpart
4.5 above, and such subscription agreements shall not have been amended, supplemented, modified or waived without the consent of the Administrative Agent. Holdings shall have received Net Equity Proceeds from the Permitted Private Placement at least equal to $50,000,000.

      SUBPART 4.7. Amendment No. 3 Effective Date Certificate. The Administrative Agent shall have received, with counterparts for each Lender, a certificate, dated the Amendment No. 3 Effective Date, in form and substance satisfactory to the Syndication Agent and duly executed and delivered by an Authorized Officer of each of Holdings, Intermediate Holdings and the Company, in which certificate each of Holdings, Intermediate Holdings and the Company shall agree and acknowledge that the statements made therein shall be deemed to be true and correct representations and warranties of each of Holdings, Intermediate Holdings and the Company as of such date, and, at the time each such certificate is delivered, such statements shall in fact be true and correct. All documents and agreements required to be appended to such certificate shall be in form and substance reasonably satisfactory to the Syndication Agent.

      SUBPART 4.8. Other Costs and Expenses. The Agent shall have received all fees, costs and expenses due and payable pursuant to Sections 3.3 and 11.3 of the Credit Agreement to the extent then invoiced.

      SUBPART 4.9. Opinion of Counsel. The Agents shall have received an opinion, dated the Amendment No. 3 Effective Date and addressed to the Agents and all of the Lenders, from Greenberg Traurig, P.A., counsel to the Obligors, in form and substance satisfactory to the Agents.

                                   ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

      SUBPART 5.1. Representations and Warranties. In order to induce the Lenders to consent to the amendments and waivers contained herein and to enter into this Amendment, each Obligor, jointly and severally, represents and warrants as set forth below:

            (a) After giving effect to this Amendment, the amendment and waiver of certain provisions of the Credit Agreement do not impair the validity, effectiveness or priority of the Liens granted pursuant to any Loan Documents relating thereto (the "Security Documents"), and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, including the Term C Loans, whether heretofore or hereafter incurred. The amendment and waiver of certain provisions of the Credit Agreement effected pursuant to this Amendment do not require that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens. The position of the Lenders with respect to such Liens, the Collateral (as defined in the Security Documents) in which a security interest was granted pursuant to the Security Documents, and the ability of the Administrative Agent to realize upon such Liens pursuant to the terms of the Security Documents have not been adversely affected in any material respect by the amendment and waiver of certain provisions of the Credit Agreement effected pursuant to this Amendment or by the execution, delivery, performance or effectiveness of this Amendment.

            (b) Each Obligor reaffirms as of the Amendment No. 3 Effective Date such Person's respective covenants and agreements contained in the Credit Agreement, each Security Document to which such Person is a party, including, in each case, as such covenants and agreements may be modified by this Amendment. Each such Obligor further confirms that each such Loan Document to which such Person is a party is and shall continue to be in full force and effect and the same are hereby ratified, approved and confirmed in all respects, except that upon the occurrence of the Amendment No. 3 Effective Date, all references in such Loan Documents to the "Credit Agreement", "Loan Documents", "thereunder", "thereof", "therein" or words of like or similar import shall mean and be a reference to the Credit Agreement and the Loan Documents as amended hereby.

            (c) Both before and immediately after giving effect to this Amendment, the representations and warranties set forth in Article VI of the Credit Agreement (excluding, however, those contained in Section 6.15 of the Credit Agreement) and each other Loan Document are, in each case, true and correct (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date).

      SUBPART 5.2. Validity, etc. This Amendment constitutes the legal, valid and binding obligation of the Obligors enforceable in accordance with its terms subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

      SUBPART 5.3. No Default. Both immediately before and after giving effect to this Amendment, no Default has occurred and is continuing.

      SUBPART 5.4. Solvency. Neither the making of the Term C Loans, the guaranty of the Term C Loans by the Guarantors pursuant to the Guarantees nor any other transaction contemplated to occur on the Amendment No. 3 Effective Date will involve or result in any fraudulent transfer or fraudulent conveyance under the provisions of Section 548 of the

Bankruptcy Code (11 U.S.C. Sections 101 et seq., as from time to time hereafter amended, and any successor or similar statute) or any applicable state law respecting fraudulent transfers or fraudulent conveyances. On the Amendment No. 3 Effective Date, after giving effect to the making of the Term C Loans, Holdings and its Subsidiaries, Intermediate Holdings and its Subsidiaries and the Company and the Restricted Subsidiaries, in each case taken as a whole, are Solvent.

                                   ARTICLE VI
                            MISCELLANEOUS PROVISIONS

      SUBPART 6.1. Ratification of and References to the Credit Agreement. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby. Other than as specifically provided herein, this Amendment shall not operate as a waiver or amendment of any right, power or privilege of any Agent or any Lender under the Credit Agreement or any other Loan Document or of any other term or condition of the Credit Agreement or any other Loan Document, nor shall the entering into of this Amendment preclude any Agent and/or any Lender from refusing to enter into any further waivers or amendments with respect thereto.

      SUBPART 6.2. Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

      SUBPART 6.3. Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. A counterpart hereof executed and delivered by facsimile shall be effective as an original.

      SUBPART 6.4. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      SUBPART 6.5. Governing Law; Entire Agreement. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Amendment and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

      IN WITNESS WHEREOF, the signatories hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                        RAILAMERICA, INC.


                                        By: /s/ BENNETT MARKS
                                            ------------------------------------
                                            Name: Bennett Marks
                                            Title: Senior Vice President and
                                            Chief Financial Officer

                                        PALM BEACH RAIL HOLDING, INC.


                                        By: /s/ BENNETT MARKS
                                            ------------------------------------
                                            Name: Bennett Marks
                                            Title: Senior Vice President and
                                            Chief Financial Officer

                                        RAILAMERICA TRANSPORTATION CORP.


                                        By: /s/ BENNETT MARKS
                                            ------------------------------------
                                            Name: Bennett Marks
                                            Title: Senior Vice President and
                                            Chief Financial Officer

                                        FREIGHT VICTORIA LIMITED


                                        By: /s/ BENNETT MARKS
                                            ------------------------------------
                                            Name: Bennett Marks
                                            Title: Attorney-in-fact

                                        RAILINK LTD.


                                        By: /s/ BENNETT MARKS
                                            ------------------------------------
                                            Name: Bennett Marks
                                            Title: Senior Vice President and
                                            Chief Financial Officer

                                        K2H CYPRESTREE-1 LLC,
                                        as a Lender


                                        By: /s/ SUSAN LEE
                                            ------------------------------------
                                            Name: Susan Lee
                                            Title: Authorized Agent

                                        K2H ING-1 LLC,
                                        as a Lender


                                        By: /s/ SUSAN LEE
                                            ------------------------------------
                                            Name: Susan Lee
                                            Title: Authorized Agent

                                        K2H ING-2 LLC,
                                        as a Lender


                                        By: /s/ SUSAN LEE
                                            ------------------------------------
                                            Name: Susan Lee
                                            Title: Authorized Agent

                                        K2H ING-3 LLC,
                                        as a Lender


                                        By: /s/ SUSAN LEE
                                            ------------------------------------
                                            Name: Susan Lee
                                            Title: Authorized Agent

                                        K2H PONDVIEW LLC,
                                        as a Lender


                                        By: /s/ SUSAN LEE
                                            ------------------------------------
                                            Name: Susan Lee
                                            Title: Authorized Agent

                                        K2H RIVERSIDE LLC,
                                        as a Lender


                                        By: /s/ SUSAN LEE
                                            ------------------------------------
                                            Name: Susan Lee
                                            Title: Authorized Agent

                                        K2H STERLING LLC,
                                        as a Lender


                                        By: /s/ SUSAN LEE
                                            ------------------------------------
                                            Name: Susan Lee
                                            Title: Authorized Agent

                                        K2H WATERSIDE LLC,
                                        as a Lender


                                        By: /s/ SUSAN LEE
                                            ------------------------------------
                                            Name: Susan Lee
                                            Title: Authorized Agent

                                        K2H PAMCO LLC,
                                        as a Lender


                                        By: /s/ SUSAN LEE
                                            ------------------------------------
                                            Name: Susan Lee
                                            Title: Authorized Agent

                                        SANKATAY ADVISORS, LLC, as Collateral
                                        Manager for Brant Point II CBO 2000-1
                                        Ltd., as Term Lender, as a Lender


                                        By: /s/ DIANE J. EXTER
                                            ------------------------------------
                                            Name: Diane J. Exter
                                            Title: Managing Director Portfolio
                                            Manger

                                        ARCHIMEDES FUNDING III, Ltd.

                                        By: ING CAPITAL ADVISORS LLC, as
                                        Collateral Manager


                                        By: /s/ STEVEN GORSKI
                                            ------------------------------------
                                            Name: Steven Gorski
                                            Title: Vice President and Senior
                                            Credit Analyst

                                        ARCHIMEDES FUNDING II, Ltd.

                                        By: ING CAPITAL ADVISORS LLC, as
                                        Collateral Manager


                                        By: /s/ STEVEN GORSKI
                                            ------------------------------------
                                            Name: Steven Gorski
                                            Title: Vice President and Senior
                                            Credit Analyst

                                        SEQUILS-ING 1 (HBDGM), LTD.

                                        By: ING CAPITAL ADVISORS LLC, as
                                        Collateral Manager


                                        By: /s/ STEVEN GORSKI
                                            ------------------------------------
                                            Name: Steven Gorski
                                            Title: Vice President and Senior
                                            Credit Analyst

                                        WELLS FARGO BANK, N.A.,
                                        as a Lender


                                        By: /s/ ANTHONY C. FRELS
                                            ------------------------------------
                                            Name: Anthony C. Frels
                                            Title: Vice President

                                        HELLER FINANCIAL, INC.,
                                        as a Lender


                                        By: /s/ SCOTT ZIEMKE
                                            ------------------------------------
                                            Name: Scott Ziemke
                                            Title: Vice President

                                        OCTAGON INVESTMENT PARTNERS IV, LTD

                                        By: Octagon Credit Investors LLC, as
                                        Collateral Manager
                                        as a Lender


                                        By: /s/ Michael B. Nechamkin
                                            ------------------------------------
                                            Name: Michael B. Nechamkin
                                            Title: Portfolio Manager

                                        OCTAGON INVESTMENT PARTNERS III, LTD

                                        By: Octagon Credit Investors LLC, as
                                        Portfolio Manager
                                        as a Lender

                                        By: /s/ Michael B. Nechamkin
                                            ------------------------------------
                                            Name: Michael B. Nechamkin
                                            Title: Portfolio Manager

                                        OCTAGON INVESTMENT PARTNERS II, LTD

                                        By: Octagon Credit Investors LLC, as sub
                                        investment manager
                                        as a Lender


                                        By: /s/ Michael B. Nechamkin
                                            ------------------------------------
                                            Name: Michael B. Nechamkin
                                            Title: Portfolio Manager

                                        VAN KAMPEN PRIME RATE INCOME TRUST

                                        By: Van Kampen Investment Advisory Corp.


                                        By: /s/ Howard Tiffer
                                            ------------------------------------
                                            Name: Howard Tiffer
                                            Title: Managing Director

                                        VAN KAMPEN CLO I, LIMITED

                                        By: Van Kampen Investment Advisory Corp.
                                        as collateral manager


                                        By: /s/ Howard Tiffer
                                            ------------------------------------
                                            Name: Howard Tiffer
                                            Title: Managing Director

                                        VAN KAMPEN CLO II, LIMITED

                                        By: Van Kampen Investment Advisory Corp.
                                        as collateral manager


                                        By: /s/ Howard Tiffer
                                            ------------------------------------
                                            Name: Howard Tiffer
                                            Title: Managing Director

                                        VAN KAMPEN CLO I, LIMITED

                                        By: Van Kampen Investment Advisory Corp.
                                        as collateral manager


                                        By: /s/ Howard Tiffer
                                            ------------------------------------
                                            Name: Howard Tiffer
                                            Title: Managing Director

                                        SIMSBURY CLO, LIMITED

                                        By: David L. Babson and Company
                                        Incorporated, under delegated authority
                                        from Massachusetts Mutual Life Insurance
                                        Company, its collateral manager


                                        By: /s/ Lisa Yuerg
                                            ------------------------------------
                                            Name: Lisa Yuerg
                                            Title: Managing Director with David
                                            L. Babson and Company Incorporated

                                        MASSACHUSETTS MUTUAL LIFE
                                        INSURANCE COMPANY

                                        By: David L. Babson and Company
                                        Incorporated, under delegated authority
                                        from Massachusetts Mutual Life Insurance
                                        Company, its collateral manager


                                        By: /s/ Lisa Yuerg
                                            ------------------------------------
                                            Name: Lisa Yuerg
                                            Title: Managing Director with David
                                            L. Babson and Company Incorporated

                                        Maplewood CDO, Limited

                                        By: David L. Babson and Company
                                        Incorporated, under delegated authority
                                        from Massachusetts Mutual Life Insurance
                                        Company, its collateral manager


                                        By: /s/ Lisa Yuerg
                                            ------------------------------------
                                            Name: Lisa Yuerg
                                            Title: Managing Director with David
                                            L. Babson and Company Incorporated

                                        NATIONAL BANK OF CANADA,
                                        As a Lender


                                        By: /s/ Jay Stein
                                            ------------------------------------
                                            Name: Jay Stein
                                            Title: V.P.


                                        By: /s/ Jean Page
                                            ------------------------------------
                                            Name: Jean Page
                                            Title: V.P.

                                        NATEXIS BANQUES POPULAIRES,
                                        as a Lender


                                        By: /s/ Frank H. Madden, Jr
                                            ------------------------------------
                                            Name: Frank H. Madden, Jr.
                                            Title: Vice President and Group
                                            Manager


                                        By: /s/ Harris Frommer
                                            ------------------------------------
                                            Name: Harris Frommer
                                            Title: Assistant Vice President

                                        THE CITIGROUP/EQUIPMENT
                                        FINANCING, INC.,
                                        as a Lender


                                        By: /s/ Katie J. Saunders
                                            ------------------------------------
                                            Name: Katie J. Saunders
                                            Title: Senior Credit Analyst

                                        SEQUILS-Cumberland I. Ltd.,
                                        as a Lender
                                        By: Deerfield Capital Management LLC as
                                        its Collateral Manager


                                        By: /s/ Dan Hattori
                                            ------------------------------------
                                            Name: Dan Hattori
                                            Title: Vice President

                                        LIBERTY-STEIN ROE ADVISOR
                                        FLOATING RATE ADVANTAGE FUND, by
                                        Stein Roe Farnham Incorporated As
                                        Advisor as a Lender


                                        By: /s/ James R. Fellows
                                            ------------------------------------
                                            Name: James R. Fellows
                                            Title: Sr. Vice President &
                                            Portfolio Manager

                                        STEIN ROE FLOATING RATE LIMITED
                                        LIABILITY COMPANY
                                        as a Lender


                                        By: /s/ James R. Fellows
                                            ------------------------------------
                                            Name: James R. Fellows
                                            Title: Senior Vice President
                                                    Stein Roe & Farnham
                                                    Incorporated,As Advisor to
                                                    the Stein Roe Floating Rate
                                                    Limited Liability Company

                                        Prometheus Investment Funding No. 1 Ltd,
                                        By: CPF Asset Advisory, L.L.C. as
                                        Investment Manager
                                        as a Lender


                                        By: /s/ Irv Roa
                                            ------------------------------------
                                            Name: Irv Roa
                                            Title: Associate Director


                                        By: /s/ Vicky S. Soo
                                            ------------------------------------
                                            Name: Vicky S. Soo
                                            Title: Associate Director

                                        Metropolitan Property and Casualty
                                        Insurance Company,
                                        as a Lender


                                        By: /s/ James R. Dingler
                                            ------------------------------------
                                            Name: James R. Dingler
                                            Title: Director

                                        General Electric Capital Corporation,
                                        as a Lender


                                        By: /s/ R.T. Sturgeon
                                            ------------------------------------
                                            Name: R.T. Sturgeon
                                            Title: Manager-Operations

                                        Emerald Orchard Limited,
                                        as a Lender


                                        By: /s/ Dana Schwalle
                                            ------------------------------------
                                            Name: Dana Schwalle
                                            Title: Attorney in fact

                                        Toronto Dominion (New York), Inc.,
                                        as a Lender


                                        By: /s/ Dana Schwalle
                                            ------------------------------------
                                            Name: Dana Schwalle
                                            Title: Vice President

                                        Bank One, NA,
                                        as a Lender


                                        By: /s/ Christopher Caviani
                                            ------------------------------------
                                            Name: Christopher Caviani
                                            Title: Director

                                        Credit Lyonnais New York Branch,
                                        as a Lender


                                        By: /s/ Attila Koc
                                            ------------------------------------
                                            Name: Attila Koc
                                            Title: Senior Vice President

                                        Monument Capital Ltd., as Assignee
                                        By: Alliance Capital Management L.P., as
                                        Investment Manager
                                        By: Alliance Capital Management
                                        Corporation, as General Partner


                                        By: /s/ Nantha Suppiah
                                            ------------------------------------
                                            Name: Nantha Suppiah
                                            Title: Assistant Vice President

                                        FORTIS BANK (NEDERLAND) N.V.,
                                        as a Lender


                                        By: /s/ P.R.G. Zaman
                                            ------------------------------------
                                            Name: P.R.G> Zaman
                                            Title:


                                        By: /s/ B.M. Kool
                                            ------------------------------------
                                            Name: B.M. Kool
                                            Title:

                                        Sequlls - Centurion V, Ltd.
                                        American Express Asset Management Group,
                                        Inc., as Collateral Manager,
                                        as a Lender


                                        By: /s/ Steven B. Staver
                                            ------------------------------------
                                            Name: Steven B. Staver
                                            Title: Managing Director

                                        Centurion CDO II, Ltd.
                                        By:American Express Asset Management
                                        Group, Inc., as Collateral Manager,
                                        as a Lender


                                        By: /s/ Steven B. Staver
                                            ------------------------------------
                                            Name: Steven B. Staver
                                            Title: Managing Director

                                        GLENEAGLES TRADING LLC,
                                        as a Lender


                                        By: /s/ Ann E. Morris
                                            ------------------------------------
                                            Name: Ann E. Morris
                                            Title: Assistant Vice President

                                        MUIRFIELD TRADING LLC,
                                        as a Lender


                                        By: /s/ Ann E. Morris
                                            ------------------------------------
                                            Name: Ann E. Morris
                                            Title: Assistant Vice President

                                        WINGED FOOT FUNDING TRUST,
                                        as a Lender


                                        By: /s/ Ann E. Morris
                                            ------------------------------------
                                            Name: Ann E. Morris
                                            Title: Authorized Agent

                                        PPM SPYGLASS FUNDING TRUST,
                                        as a Lender


                                        By: /s/ Ann E. Morris
                                            ------------------------------------
                                            Name: Ann E. Morris
                                            Title: Authorized Agent

                                        OLYMPIC FUNDING TRUST, SERIES 1999-1,
                                        as a Lender


                                        By: /s/ Ann E. Morris
                                            ------------------------------------
                                            Name: Ann E. Morris
                                            Title: Authorized Agent

                                        SCUDDER FLOATING RATE FUND,
                                        as a Lender


                                        By: /s/ Kelly D. Babson
                                            ------------------------------------
                                            Name: Kelly D. Babson
                                            Title: Managing Director

                                        UNION BANK OF CALIFORNIA, N.A.,
                                        as a Lender


                                        By: /s/ Albert W. Kelley
                                            ------------------------------------
                                            Name: Albert W. Kelley
                                            Title: Vice President

                                        National City Bank,
                                        as a Lender


                                        By: /s/ Mark J. Ringel
                                            ------------------------------------
                                            Name: Mark J. Ringel
                                            Title: Vice President

                                        BANK OF TOKYO-MITSUBISHI TRUST COMPANY,
                                        as a Lender


                                        By: /s/ Joseph P. Devoe
                                            ------------------------------------
                                            Name: Joseph P. Devoe
                                            Title: Vice President & Manager

                                        BANK OF MONTREAL,
                                        as a Lender


                                        By: /s/ Barry Campbell
                                            ------------------------------------
                                            Name: Barry Campbell
                                            Title: Managing Director

                                        PILGRIM CLO 1999-1 Ltd.
                                        By: ING Pilgrim Investments LLC, as its
                                        investment manager,

                                        SEQUILS PILGRIM-1 Ltd.
                                        By: ING Pilgrim Investments LLC, as its
                                        investment manager

                                        ML CLO XV PILGRIM AMERICA (CAYMAN) Ltd.
                                        By: ING Pilgrim Investments LLC, as its
                                        investment manager

                                        PILGRIM PRIME RATE TRUST
                                        By: ING Pilgrim Investments LLC, as its
                                        investment manager

                                        PILGRIM SENIOR INCOME FUND
                                        By: ING Pilgrim Investments LLC, as its
                                        investment manager


                                        By: /s/ Brian S. Horton
                                            ------------------------------------
                                            Name: Brian S. Horton
                                            Title: Vice President

                                        BLUE SQUARE FUNDING SERIES 3,
                                        By: Bankers Trust Company, as Trustee
                                        as a Lender


                                        By: /s/ Susan Anderson
                                            ------------------------------------
                                            Name: Susan Anderson
                                            Title: Vice President

                                            CREDIT SUISSE FIRST BOSTON, as the
                                            Syndication Agent and as a Lender


                                        By: /s/ Paul J. Corona
                                            ------------------------------------
                                            Name: Paul J. Corona
                                            Title: Vice President


                                        By: /s/ William S. Lutkins
                                            ------------------------------------
                                            Name: William S. Lutkins
                                            Title: Vice President

                                        THE BANK OF NOVA SCOTIA, as the
                                        Administrative Agent and as a Lender


                                        By: /s/ William J. Brown
                                            ------------------------------------
                                            Name: William J. Brown
                                            Title: Vice President

                           ACKNOWLEDGMENT AND CONSENT

Each Obligor listed below hereby acknowledges that it has reviewed the foregoing Waiver and Amendment No. 3 to Credit Agreement (the "Amendment") and hereby consents to the execution, delivery and performance thereof by the Borrowers. Each Obligor hereby confirms its obligation under the Subsidiary Guaranty and each other Loan Document to which it is a party and agrees that, after giving effect to the Amendment, neither the modification of the Credit Agreement nor the modification of any other Loan Document effected pursuant to the Amendment, nor the execution, delivery, performance or effectiveness of the Amendment or any other Loan Document, nor the borrowing by the U.S. Borrower of the Term C Loans or any use of the proceeds thereof impairs the validity or effectiveness of the Subsidiary Guaranty or impairs the validity, effectiveness or priority of the Liens granted pursuant to any other Loan Document to which such Obligor is a party or by which it is otherwise bound. Each Obligor hereby further agrees that
(a) the Subsidiary Guaranty continues unimpaired to guaranty repayment of all Obligations, including, without limitation, the Term C Loans, whether heretofore or hereafter incurred, and (b) the Liens created pursuant to the Loan Documents continue unimpaired with the same enforceability and priority to secure repayment of all Obligations, including, without limitation, the Term C Loans, whether heretofore or hereafter incurred. Each Obligor represents and warrants that neither the modification of the Credit Agreement, nor the modification of any other Loan Document effected pursuant to the Amendment, nor the execution, delivery, performance or effectiveness of the Amendment nor any other Loan Document nor the borrowing by the U.S. Borrower of the Term C Loans or any use of the proceeds thereof requires that any new filings be made or other action be taken to perfect or to maintain the perfection of such Liens. Under the foregoing circumstances, the position of the Lenders with respect to such Liens, the collateral in which a security interest was granted pursuant to the Loan Documents, and the ability of the Administrative Agent to enforce the provisions of the Subsidiary Guaranty and to realize upon such Liens pursuant to the terms of the Loan Documents, have not been adversely affected in any material respect by the modification of the Credit Agreement, the modification of any other Loan Document effected pursuant to the Amendment, the execution, delivery, performance or effectiveness of the Amendment or the borrowing by the U.S. Borrower of the Term C Loans or any use of the proceeds hereof.

                                        AUSTIN & NORTHWESTERN RAILROAD
                                        COMPANY, INC.


                                        By: /s/ Julie S. Herbort
                                            ------------------------------------
                                            Name: Julie Herbort
                                            Title: Vice President

                                        BOSTON CENTRAL FREIGHT
                                        RAILROAD, INC.

                                        By: /s/ Julie S. Herbort
                                            ------------------------------------
                                            Name: Julie Herbort
                                            Title: Vice President


                                        CASCADE & COLUMBIA RIVER RAILROAD
                                        COMPANY

                                        By: /s/ Julie S. Herbort
                                            ------------------------------------
                                            Name: Julie Herbort
                                            Title: Vice President


                                        CENTRAL OREGON & PACIFIC
                                        RAILROAD, INC.

                                        By: /s/ Julie S. Herbort
                                            ------------------------------------
                                            Name: Julie Herbort
                                            Title: Vice President


                                        CENTRAL RAILROAD COMPANY OF INDIANA

                                        By: /s/ Julie S. Herbort
                                            ------------------------------------
                                            Name: Julie Herbort
                                            Title: Vice President


                                        CENTRAL RAILROAD COMPANY OF INDIANAPOLIS

                                        By: /s/ Julie S. Herbort
                                            ------------------------------------
                                            Name: Julie Herbort
                                            Title: Vice President

                                        CONNECTICUT SOUTHERN RAILROAD, INC.

                                        By: /s/ Julie S. Herbort
                                            ------------------------------------
                                            Name: Julie Herbort
                                            Title: Vice President


                                        DALLAS, GARLAND & NORTHEASTERN RAILROAD,
                                        INC. (TX)

                                        By: /s/ Julie S. Herbort
                                            ------------------------------------
                                            Name: Julie Herbort
                                            Title: Vice President


                                        DALLAS, GARLAND & NORTHEASTERN RAILROAD,
                                        INC. (DE)

                                        By: /s/ Julie S. Herbort
                                            ------------------------------------
                                            Name: Julie Herbort
                                            Title: Vice President


                                        DAKOTA RAIL, INC.

                                        By: /s/ Julie S. Herbort
                                            ------------------------------------
                                            Name: Julie Herbort
                                            Title: Vice President


                                        DELAWARE VALLEY RAILWAY
                                        COMPANY, INC.

                                        By: /s/ Julie S. Herbort
                                            ------------------------------------
                                            Name: Julie Herbort
                                            Title: Vice President

                                        FLORIDA RAIL LINES, INC.

                                        By: /s/ Julie S. Herbort
                                            ------------------------------------
                                            Name: Julie Herbort
                                            Title: Vice President


                                        GEORGIA SOUTHWESTERN RAILROAD, INC.

                                        By: /s/ Julie S. Herbort
                                            ------------------------------------
                                            Name: Julie Herbort
                                            Title: Vice President


                                        HURON & EASTERN RAILWAY COMPANY

                                        By: /s/ Julie S. Herbort
                                            ------------------------------------
                                            Name: Julie Herbort
                                            Title: Vice President


                                        INDIANA & OHIO CENTRAL RAILROAD, INC.

                                        By: /s/ Julie S. Herbort
                                            ------------------------------------
                                            Name: Julie Herbort
                                            Title: Vice President


                                        INDIANA & OHIO RAIL CORP.

                                        By: /s/ Julie S. Herbort
                                            ------------------------------------
                                            Name: Julie Herbort
                                            Title: Vice President


                                        INDIANA & OHIO RAILWAY COMPANY

                                        By: /s/ Julie S. Herbort
                                            ------------------------------------
                                            Name: Julie Herbort
                                            Title: Vice President

                                        INDIANA SOUTHERN RAILROAD, INC.

                                        By: /s/ Julie S. Herbort
                                            ------------------------------------
                                            Name: Julie Herbort
                                            Title: Vice President


                                        MARKSMAN CORP.

                                        By: /s/ Julie S. Herbort
                                            ------------------------------------
                                            Name: Julie Herbort
                                            Title: Vice President


                                        MID-MICHIGAN RAILROAD, INC.

                                        By: /s/ Julie S. Herbort
                                            ------------------------------------
                                            Name: Julie Herbort
                                            Title: Vice President


                                        MISSOURI & NORTHERN ARKANSAS
                                        RAILROAD COMPANY, INC.

                                        By: /s/ Julie S. Herbort
                                            ------------------------------------
                                            Name: Julie Herbort
                                            Title: Vice President


                                        NEW ENGLAND CENTRAL RAILROAD, INC.

                                        By: /s/ Julie S. Herbort
                                            ------------------------------------
                                            Name: Julie Herbort
                                            Title: Vice President

                                        NEW ORLEANS LOWER COAST
                                        RAILROAD, INC.

                                        By: /s/ Julie S. Herbort
                                            ------------------------------------
                                            Name: Julie Herbort
                                            Title: Vice President

                                        NORTH CAROLINA & VIRGINIA RAILROAD
                                        COMPANY, INC.

                                        By: /s/ Julie S. Herbort
                                            ------------------------------------
                                            Name: Julie Herbort
                                            Title: Vice President


                                        OTTER TAIL VALLEY RAILROAD
                                        COMPANY, INC.

                                        By: /s/ Julie S. Herbort
                                            ------------------------------------
                                            Name: Julie Herbort
                                            Title: Vice President


                                        PLAINVIEW TERMINAL COMPANY

                                        By: /s/ Julie S. Herbort
                                            ------------------------------------
                                            Name: Julie Herbort
                                            Title: Vice President


                                        PRAIRIE HOLDING CORPORATION

                                        By: /s/ Julie S. Herbort
                                            ------------------------------------
                                            Name: Julie Herbort
                                            Title: Vice President

                                        RAILAMERICA AUSTRALIA, INC.

                                        By: /s/ Julie S. Herbort
                                            ------------------------------------
                                            Name: Julie Herbort
                                            Title: Vice President


                                        RAILAMERICA EQUIPMENT CORP.

                                        By: /s/ Julie S. Herbort
                                            ------------------------------------
                                            Name: Julie Herbort
                                            Title: Vice President


                                        RAILAMERICA INTERMODAL
                                        SERVICES, INC.

                                        By: /s/ Julie S. Herbort
                                            ------------------------------------
                                            Name: Julie Herbort
                                            Title: Vice President


                                        RAIL AMERICA TRANSPORTATION CORP.

                                        By: /s/ Julie S. Herbort
                                            ------------------------------------
                                            Name: Julie Herbort
                                            Title: Vice President


                                        RAIL OPERATING SUPPORT GROUP, INC.

                                        By: /s/ Julie S. Herbort
                                            ------------------------------------
                                            Name: Julie Herbort
                                            Title: Vice President

                                        RAILTEX ACQUISITION CORP.

                                        By: /s/ Julie S. Herbort
                                            ------------------------------------
                                            Name: Julie Herbort
                                            Title: Vice President


                                        RAILTEX DISTRIBUTION SERVICES, INC.

                                        By: /s/ Julie S. Herbort
                                            ------------------------------------
                                            Name: Julie Herbort
                                            Title: Vice President


                                        RAILTEX, INC.

                                        By: /s/ Julie S. Herbort
                                            ------------------------------------
                                            Name: Julie Herbort
                                            Title: Vice President


                                        RAILTEX INTERNATIONAL HOLDINGS, INC.

                                        By: /s/ Julie S. Herbort
                                            ------------------------------------
                                            Name: Julie Herbort
                                            Title: Vice President


                                        RAILTEX LOGISTICS, INC.

                                        By: /s/ Julie S. Herbort
                                            ------------------------------------
                                            Name: Julie Herbort
                                            Title: Vice President

                                        SAGINAW VALLEY RAILWAY
                                        COMPANY, INC.

                                        By: /s/ Julie S. Herbort
                                            ------------------------------------
                                            Name: Julie Herbort
                                            Title: Vice President


                                        SAN DIEGO & IMPERIAL VALLEY RAILROAD
                                        COMPANY, INC.

                                        By: /s/ Julie S. Herbort
                                            ------------------------------------
                                            Name: Julie Herbort
                                            Title: Vice President


                                        SOUTH CAROLINA CENTRAL RAILROAD
                                        COMPANY, INC.

                                        By: /s/ Julie S. Herbort
                                            ------------------------------------
                                            Name: Julie Herbort
                                            Title: Vice President


                                        TOLEDO, PEORIA & WESTERN RAILROAD
                                        CORPORATION (NY)

                                        By: /s/ Julie S. Herbort
                                            ------------------------------------
                                            Name: Julie Herbort
                                            Title: Vice President


                                        TOLEDO, PEORIA & WESTERN RAILROAD
                                        CORPORATION (NJ)

                                        By: /s/ Julie S. Herbort
                                            ------------------------------------
                                            Name: Julie Herbort
                                            Title: Vice President

                                        VENTURA COUNTY RAILROAD COMPANY

                                        By: /s/ Julie S. Herbort
                                            ------------------------------------
                                            Name: Julie Herbort
                                            Title: Vice President


                                        WEST TEXAS & LUBBOCK RAILROAD
                                        COMPANY, INC.

                                        By: /s/ Julie S. Herbort
                                            ------------------------------------
                                            Name: Julie Herbort
                                            Title: Vice President